UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

INTERCONTINENTALEXCHANGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32671	58-2555670
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

IntercontinentalExchange, Inc. (“ICE”) announced that Chairman and Chief Executive Officer, Jeffrey C. Sprecher, and Continental Power Exchange, Inc. (“CPEX”), each adopted pre-arranged stock trading plans in May 2009 pursuant to guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934.  Mr. Sprecher owns 100% of the equity interest in CPEX and CPEX has no operations and no assets other than its equity interest in ICE.

The pre-arranged plan will enable Mr. Sprecher to implement certain tax planning measures, diversify his personal investment portfolio, and pay income taxes incurred in connection with equity awards. The sales under this plan represent less than 10% of his combined holdings of stock, restricted stock and stock options (directly or indirectly through CPEX).  Under the ICE Stock Ownership Policy, Mr. Sprecher is required to hold ten times his base salary in ICE securities.  After the sales contemplated in the stock trading plans, Mr. Sprecher will continue to hold approximately 300 times his base salary in ICE securities under the Stock Ownership Policy. The plans were adopted during an authorized trading period. Under Rule 10b5-1 trading plans, trades may be executed at times when an officer is in possession of material non-public information provided the trade is executed based on the application of a formula or binding instructions determined at the time the trading plan was arranged and the trading plan was entered into at a time when the officer was not in possession of material non-public information.

Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange, Inc. that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of ICE’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. For a discussion of risks and uncertainties that could cause actual results to differ from those contained in any forward-looking statements, see ICE’s Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in ICE’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on February 11, 2009. You should not place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

/s/ Scott A. Hill
Scott A. Hill
Senior Vice President, Chief Financial Officer

Date: June 12, 2009

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